NOTICE OF COMPLETED SUBSTITUTION
Dated October 31, 2016

Allianz Life Insurance Company of North America
Allianz Life Variable Account A
Allianz Life Variable Account B
Allianz Life Insurance Company of New York
Allianz Life of NY Variable Account C
 (collectively, "Allianz Life")

Effective October 28, 2017, shares of the Target Funds included below were substituted for shares of the corresponding Destination Funds, owned through variable insurance products issued by Allianz Life. Shares of the replaced Investment Options are no longer available through the Contracts. There was no fee charged for the substitutions. In addition, the substitutions will not count toward any limit on free transfers.

Target Fund	Destination Fund
Franklin High Income VIP Fund Class 1 Franklin High Income VIP Fund Class 2	AZL® Pyramis Total Bond Fund Class 1 AZL® Pyramis Total Bond Fund Class 2

From the date of the Pre-Substitution Notice dated September 1, 2016, through the date of the substitution, you were permitted to transfer all of or a portion of your Contract value invested in any subaccount investing in the Target Funds into other available Investment Options available to you under your Contract, without any limitation or charge on the transfer or without the transfer being counted as a transfer for purposes of transfer limitations and fees. If you did not exercise this free transfer right prior to the substitution, for a period of 30 days after the substitution, you may transfer Contract value invested in the Destination Funds into any one or more other Investment Options available to you under your Contract, again without any limitation or charge on transfers. Any transfers you may make pursuant to this free transfer right will be subject to the restrictions on Investment Option allocations set forth in your Contract. Your free transfer will not count as one of the limited number of transfers permitted in a year free of charge, and Allianz Life will not impose any additional transfer restrictions on this transfer.
Except for limitations imposed by a living benefit rider, or as described in the market timing limitations of the prospectus, we will not exercise any rights reserved under the Contracts to impose additional restrictions on transfers out of any Destination Fund during the Free Transfer Period.
If you would like further information or a prospectus, free of charge, for any of the Investment Options available under your Contract, or if you would like to make a transfer of your Contract value, please contact your financial professional or call our Service Center toll-free at 800.624.0197. Further information is also available on our website at www.allianzlife.com.
PSN-002-1016